                                                                      Exhibit 1

                AGREEMENT REGARDING JOINT FILING OF SCHEDULE 13D

     The undersigned agree that the Statement on Schedule 13D to which this Agreement is attached is filed on behalf of each one of them pursuant to Rule 13d-1(k)(1)(iii). This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall together constitute one instrument.

Dated: March 15, 2002

                                   Strategic Associates, L.P.


                                   By: Cahill, Warnock Strategic Partners, L.P.,
                                         its general partner


                                         /s/ Donald W. Hughes
                                         ----------------------------------

                                         Name: Donald W. Hughes

                                         Title: General Partner


                                   Cahill, Warnock Strategic Partners, L.P.


                                   By:   /s/ Donald W. Hughes
                                         ----------------------------------

                                   Name: Donald W. Hughes

                                   Title: General Partner


                                   Camden Partners Strategic Fund II-A, L.P.


                                   By: Camden Partners Strategic II, LLC, its
                                         general partner


                                         /s/ Donald W. Hughes
                                         ----------------------------------

                                         Name: Donald W. Hughes

                                         Title: Managing Member

                                   Camden Partners Strategic Fund II-B, L.P.

                                      By: Camden Partners Strategic II, LLC, its
                                            general partner


                                            /s/ Donald W. Hughes
                                                ------------------------------

                                            Name: Donald W. Hughes

                                            Title: Managing Member

                                      Camden Partners Strategic II, LLC


                                      By: /s/ Donald W. Hughes
                                          -----------------------------------
                                      Name: Donald W. Hughes

                                      Title: Managing Member